EXHIBIT 10.52

FORM OF VGX PHARMACEUTICALS

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (the “Purchase Agreement”), dated this          day of               ,           , is by and between [NAME OF HOLDER]., an individual (the “Buyer”), and VGX PHARMACEUTICALS, INC., a Delaware corporation (the “Company”).

WHEREAS, the Buyer wishes to purchase from the Company and the Company wishes to sell to the Buyer, upon the terms and subject to the conditions of this Purchase Agreement, a convertible promissory note of the Company, in the principal amount of $###,###.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Sale and Issuance of Note.  Upon the terms and subject to the conditions of this Purchase Agreement, the Buyer agrees to purchase from the Company, and the Company agrees to sell and issue to the Buyer, a convertible promissory note, in the form attached hereto as Exhibit A which is made a part of this Purchase Agreement (the “Note”), in the principal amount of $###,### (the “Principal Sum”), subject to the terms and conditions contained herein and in the Note.

2.                                       Representations and Warranties of the Company.  By executing this Purchase Agreement, the Company makes the following representations and, warranties to the Buyer, with the intent and understanding that the Buyer will rely thereon:

2.1                                 Organization of the Company; Authorization; Good Standing.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its property, to carry on its business as presently conducted and as proposed to be conducted (as previously disclosed to the Buyer) and to execute and deliver, and to perform all of its obligations under, this Purchase Agreement and the Note (collectively, the “Company Documents”).

2.2                                 Enforceability.  The creation and issue of the Note and the execution and delivery by the Company of the Company Documents and the consummation of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of the Company, and the Company Documents have been duly executed and delivered by the Company and constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

2.3                                 Complete and Accurate Information. All information provided by the Company in whatever form in connection with the transactions contemplated by the Company Documents are complete and accurate and provide a true and fair view of the financial position of the Company.

3.                                       Representations and Warranties of the Buyer.  By executing this Purchase Agreement, the Buyer makes the following representations and warranties to the Company, with the intent and understanding that the Company will rely thereon:

3.1                                 Investment Representations.  The Buyer has knowledge and experience in financial and business matters sufficient to enable him to evaluate the merits and risks of an investment in the Note, the shares of the Company’s Common stock issuable upon conversion of the Note (the “Shares”) and the Company.  The Buyer has assets sufficient to enable him to bear the economic risk of the Buyer’s investment in the Note.  The Buyer is acquiring the Note for investment purposes only, for his, her or its own account, and not with a present view to, or for sale in connection with, any distribution thereof.  The Buyer understands that the Note and the Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4 thereof, that the Note and the Shares have not been registered under applicable state securities laws by reason of their issuance in a transaction exempt from such registration requirements, and that the Note and the Shares may not be sold or otherwise disposed of unless registered under the Securities Act and applicable state securities laws (the Company being under no obligation to register such Note or the Shares) or exempted from registration.  The Buyer further acknowledges that the Note and the Shares are subject to the restrictions on transfers set forth in the Company Documents, and that each transferee of the Note or the Shares as a condition to such transfer may be required to agree in writing to be bound by such restrictions.

3.2                                 Buyer’s Acknowledgment as to Information.  The Buyer or representatives of the Buyer have received from the Company such information (including exhibits to this Purchase Agreement and of such documents referred to herein and therein as he or they have requested) with respect to the Company as the Buyer has deemed necessary and relevant in connection with the transactions contemplated by the Company Documents, and the Buyer has had the opportunity, directly or through such representatives, to ask questions of and receive answers from persons acting on behalf of the Company necessary to verify the information so obtained.

4.                                       Legend.  Each certificate evidencing the Note and the Company’s securities issuable upon conversion of the Note and Warrant, and each certificate evidencing the Note and the Company’s securities issuable upon conversion of the Note held by subsequent transferees of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO CERTAIN CONDITIONS SPECIFIED IN THE NOTE PURCHASE AGREEMENT DATED AS OF           ,        BETWEEN VGX PHARMACEUTICALS, INC.

(THE “COMPANY”) AND THE SIGNATORY THERETO.  NO TRANSFER OF SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.  COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.  NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS: (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS; OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, THAT REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

5.                                       Miscellaneous.

5.1                                 Legal Fees and Expenses.  Each party hereto agrees to pay its own legal fees and expenses incurred in connection with the transactions contemplated hereunder.

5.2                                 No Waiver.  The failure of a party to insist upon strict adherence to any term of this Purchase Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Purchase Agreement.  Any waiver of any term of this Purchase Agreement must be in writing.

5.3                                 Entire Agreement; Amendment.  This Purchase Agreement and all Exhibits hereto, set forth the entire agreement of the parties with respect to the subject matter hereof and supersede all prior agreements relating thereto, written or oral.  This Purchase Agreement may be amended or modified only by a written instrument executed by the Company and the Buyer.

5.4                                 Parties in Interest; Limitation on Assignment.  This Purchase Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns; provided, however, that this Purchase Agreement shall not be assigned or assignable by either party without the prior written consent of the other party.

5.5                                 Counterparts.  This Purchase Agreement may be executed in any number of counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

5.6                                 Governing Law.  This Purchase Agreement shall be governed by, construed, interpreted and enforced in accordance with the laws of the Commonwealth of Pennsylvania as applied to contracts entered into and performed entirely within the Commonwealth of Pennsylvania among Pennsylvania residents without regard to conflicts of laws principles.

5.7                                 Notices.  All notices, consents and other communications under this Purchase Agreement shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by

Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, telex numbers and telecopier numbers set forth below (or to such other addresses, telex numbers and telecopier numbers as a party may designate as to itself by notice to the other party ):

5.7.1                        If to the Company:

 VGX Pharmaceuticals

 450 Sentry Parkway

 Blue Bell, PA 19422

 FAX:  267-440-4242

 Attention:  Corporate Secretary

5.7.2                        If to the Buyer:

5.8                                 Severability.  In the event that any court having jurisdiction shall determine that any provision contained in this Purchase Agreement shall be unreasonable or unenforceable in any respect, then such covenant or other provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect.  In the event that such court shall deem any such covenant or other provision wholly unenforceable, the remaining covenants and other provisions of this Purchase Agreement shall nevertheless remain in full force and effect.

5.9                                 Headings and Captions.  The headings and captions used herein to identify sections and subsections are for convenience only and shall not be used for interpretation of any provisions herein.

5.10                           Indemnity.  The representations, warranties and agreements made by the Company and the Buyer herein shall survive the execution of this Purchase Agreement.  The Company and the Buyer hereby agree to indemnify and hold harmless the other party from and against any and all loss, liability, claim, damage and expense (including, without limitation, attorneys’ fees and disbursements) suffered or incurred as a result of a misrepresentation or breach of any warranty or agreement made by the defaulting party in this Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Purchase Agreement to be executed on its behalf with the intent to be legally bound as of the day and year first above written.

VGX PHARMACEUTICALS, INC.

By:
J. Joseph Kim, Ph.D.
President and Chief Executive Officer

BUYER:

By:
Name: [HOLDER]

EXHIBIT A

FORM OF CONVERTIBLE PROMISSORY NOTE

(see attached)